                                                                   Exhibit 10.95

                                SWING LINE NOTE
                                ---------------

$20,000,000                                             July 7, 1998



          FOR VALUE RECEIVED, the undersigned, IMPAC GROUP, INC. (the "Company"), hereby promises to pay to the order of BANK OF AMERICA NATIONAL
 -------
TRUST AND SAVINGS ASSOCIATION ("Bank of America"), as Swing Line Lender (the "Swing Line Lender") the principal sum of TWENTY MILLION United States Dollars
 ----- ---- ------
($20,000,000) or, if less, the aggregate unpaid principal amount of all Loans made by the Swing Line Lender to the Company pursuant to the Amended and Restated Multicurrency Credit Agreement, dated as of March 12, 1998 and as amended and restated as of July 7, 1998 (such Credit Agreement, as it may be amended, restated, supplemented or otherwise modified from time to time, being hereinafter called the "Credit Agreement"), among the Company, AGI ("AGI"),
                        ------ ---------                             ---
Klearfold, Inc., ("Klearfold", and together with AGI, each a "L/C Borrower" and
                   ---------
collectively, the "L/C Borrowers"), the several financial institutions from time
                   --- ---------
to time party thereto (the "Lenders") and Bank of America, as Agent and Swing Line Lender, on the dates and in the amounts provided in the Credit Agreement. The Company further promises to pay interest on the unpaid principal amount of the Swing Line Loans evidenced hereby from time to time at the rates, on the dates, and otherwise as provided in the Credit Agreement.

          The date, amount and interest rate of each Swing Line Loan made by the Swing Line Lender to the Company, and each payment made on account of the principal thereof, shall be recorded by the Swing Line Lender on its books and, prior to any transfer of this Swing Line Note, endorsed by the Swing Line Lender on the schedule attached hereto or any continuation thereof, provided that the failure of the Swing Line Lender to make any such recordation or endorsement shall not affect the obligations of the Company to make a payment when due of any amount owing under the Credit Agreement or hereunder in respect of the Swing Line Loans made by the Swing Line Lender.

          This Note is the Line Note referred to in, and is entitled to the benefits of, the Credit Agreement and the other Loan Documents. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement. Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified. Terms defined in the Credit Agreement are used herein with their defined meanings therein unless otherwise defined herein.

          The Company hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

          THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS, WITHOUT REGARD TO CONFLICT OF LAWS PROVISIONS, OF THE STATE OF ILLINOIS BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

                                    IMPAC GROUP, INC.


                                    By:   /s/ David C. Underwood
                                        --------------------------
                                    Name:  David C. Underwood
                                    Title: Chief Financial Officer

                                                                      Schedule A
                                                                      ----------



                       Promissory Note - Swing Line Loan

                              dated July 7, 1998

                            payable to the order of

             Bank of America National Trust & Savings Association



                              PRINCIPAL PAYMENTS

               Amount of                             Unpaid
               Principal        Amount of          Principal         Notation
   Date         Borrowed    Principal Repaid        Balance           Made By
   ----         --------    ----------------         -------          -------
